SCHEDULE 14C

                              INFORMATION STATEMENT
        PURSUANT TO SECTION 14 (C) OF THE SECURITIES EXCHANGE ACT OF 1934


Check the appropriate box:

[X]  Preliminary information statement

[ ]  Confidential, for use of the Commission Only (as permitted by Rule 14c-5(d)
     (2))

[ ]  Definitive information statement

                               MAXXZONE.COM, INC.

                (Name of Registrant as Specified in Its Charter)

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14c-5 (g) and 0-11

(1)  Title of each class of securities to which transaction applies:
(2)  Aggregate number of securities to which transaction applies:
(3) Per unit price of other underlying value of transaction computed pursuant to Exchange Act Rule 0- 11 (set forth the amount on which the filing fee is calculated and state how it was determined):
(4)  Proposed maximum aggregate value of transaction:
(5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)  Amount Previously Paid:
(2)  Form, Schedule or Registration Statement No.:
(3)  Filing Party:
(4)  Date Filed:

                               MAXXZONE.COM, INC.
                                20435 Via Habana
                              Yorba Linda, CA 92887
                                 (714) 305-0966

                            SOLICITATION OF CONSENTS

TO THE STOCKHOLDERS OF MAXXZONE.COM:

         The Board of Directors of maxxZone.com (the "Company") requests your consent in writing, without a meeting, to consider and approve an amendment to the Company's Articles of Incorporation to increase the number of shares of common stock authorized to be issued.

         No meeting of stockholders will be held in connection with this Consent Solicitation because this Consent Solicitation is in lieu of a special meeting of stockholders. The attached Consent Solicitation Statement is provided to you pursuant to Rule 14a-3 under the Securities Exchange Act of 1934. Please read the Consent Solicitation Statement thoroughly. YOUR BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THE PROPOSAL AND UNANIMOUSLY RECOMMENDS THAT YOU CONSENT
TO THE PROPOSAL.

         Only holders of record of common stock of the Company as of the close of business on March 8, 2004 (the "Record Date") are entitled to receive the accompanying Consent Solicitation Statement and Consent and to consent to each of the proposals. Each stockholder is urged to sign, date, and mail the accompanying Consent as promptly as possible in the enclosed self-addressed envelope.

BY ORDER OF THE BOARD OF DIRECTORS

Roland Becker
President and Chief Executive Officer

March __, 2004
Yorba Linda, California

                         Your Consent is Important to Us

         It is important that all of your shares are represented. To ensure that your consent is counted, please complete, sign and date the enclosed consent as promptly as possible and mail it in the enclosed envelope. You may revoke in writing any consent that you give at any time before the consent is used by the Company. If you have any questions, please contact Roland Becker, President and Chief Executive Officer, at (714) 305-0966.

         THIS CONSENT SOLICITATION STATEMENT IS BEING PROVIDED TO YOU BY THE
                            MANAGEMENT OF THE COMPANY

                               MAXXZONE.COM, INC.
                                20435 Via Habana
                              Yorba Linda, CA 92887
                                 (714) 305-0966

                         CONSENT SOLICITATION STATEMENT

         The Board of Directors of maxxZone.com (the "Company") hereby requests consent from the holders of the Company's common stock. Please indicate your consent by SIGNING, DATING and MAILING the enclosed consent ("Consent") using the enclosed envelope.

         This Consent Solicitation Statement and the accompanying form of Consent are first being mailed on or about ______________, 2004 to holders of record of common stock as of the close of business on March 8, 2004 (the "Record Date").

         Requests for information regarding this Consent Solicitation Statement may be directed to the attention of Roland Becker, President and Chief Executive Officer, at (714) 305-0966, or delivered in writing to the Company at its principal executive office located at 1770 N. Green Valley Parkway, Suite 3214, Henderson, Nevada 89014.

         As part of this Consent Solicitation Statement, the Board of Directors of the Company asks the holders of record to consider and approve an amendment to the Company's Articles of Incorporation to increase the number of shares of common stock authorized to be issued from 200,000,000 shares to 5,000,000,000 shares and increase the number of shares of preferred stock authorized to be issued from 5,000,000 shares to 100,000,000 shares (the "Proposal"). To be approved, the Proposal requires the consent of persons holding not less than a majority of the issued and outstanding common stock on the Record Date.

                SOLICITATION, VOTING AND REVOCABILITY OF CONSENTS

         As of the Record Date, the Company had 142,765,000 shares of common stock issued and outstanding. Only holders of record of common stock as of the close of business on the Record Date are entitled to consent to each of the proposals. Each share of common stock is entitled to one vote. The shares of common stock for which properly executed Consents in the accompanying form are received will, if no contrary instruction is received, be deemed submitted FOR the Proposal.

         Each consent must have a dated signature of each stockholder who signs the consent. An undated consent cannot be counted. In additional, none of the Consents will be effective to approve any of the proposals unless Consents from holders of record on the Record Date owning the minimum number of shares required to approve such proposal have been received within the 60-day period following the first dated Consent which is received with respect to such proposal (the "Consent Solicitation Period").

         Any Consent given pursuant to this solicitation is considered revocable by the person giving it at any time before it is used by the Company. If, prior to the earlier of the date on which the Company has received Consents from persons holding the minimum number of shares of common stock required to approve any of the proposals or the end of the Consent Solicitation Period, the Company receives a written notice of revocation of a Consent or receives a duly executed Consent bearing a later date, any earlier dated consent will be revoked.

         The Company will bear the cost of the solicitation of Consents by the Board of Directors. The Company may use the services of its executive officers and directors to solicit consents from stockholders in person and by mail, telephone and facsimile. Arrangements may also be made with brokers, fiduciaries, custodians and nominees to send Consents, Consent Solicitation Statements and other material to the beneficial owners of the Company's common stock held of record by such persons, and the Company may reimburse them for reasonable out-of-pocket expenses incurred by them in so doing.

                                  THE PROPOSAL

         Under our Articles of Incorporation, as amended, there are 200,000,000 shares of Common Stock and 5,000,000 shares of Preferred Stock authorized for issuance. The Board of Directors has unanimously authorized and approved an amendment to our Articles of Incorporation to (i) increase the number of our shares of Common Stock authorized for issuance from 200,000,000 shares to 5,000,000,000 shares and (ii) increase the number of our shares of Preferred Stock authorized for issuance from 5,000,000 shares to 100,000,000 shares. Subject to shareholder approval, Article 3 of our Articles of Incorporation would be amended to read as follows and would be filed with the Nevada Secretary of State:

         "3:  CAPITAL STOCK:

                  A. The corporation shall have authority to issue a total of five billion (5,000,000,000) shares of common stock, with a par value of $0.001 per share, and one hundred million (100,000,000) shares of preferred stock ("Preferred Stock"), with a par value of $0.001 per share, more particularly described in paragraph B below.

                  B. The Preferred Stock may be issued from time to time in one or more series in any manner permitted by law and these Articles of Incorporation, as determined from time to time by the Board of Directors and stated in the resolution or resolutions providing for its issuance, prior to the issuance of any shares thereof. The Board of Directors shall have the authority to fix and determine, subject to the provisions hereof, the rights and preferences of the shares of any series so established. Unless otherwise provided in the resolution establishing a series of shares of Preferred Stock, prior to the issuance of any shares of a series so established or to be established, the Board of Directors may by resolution amend the relative rights and preferences of the shares of such series, and, after the issuance of such shares of a series whose number has been designated by the Board of Directors, the resolution establishing the series may be amended by the Board of Directors to decrease (but not below the number of shares of such a series then outstanding) the number of shares of that series."

         As of the Record Date, a total of 142,765,000 shares of the Company's currently authorized 200,000,000 shares of Common Stock are issued and outstanding. The terms of the additional shares of Common Stock will be identical to those of the currently outstanding shares of Common Stock.

         The increase in the number of authorized but unissued shares of common stock would enable the Company, without further stockholder approval, to issue shares from time to time as may be required for proper business purposes, such as raising additional capital for ongoing operations, business and asset acquisitions, present and future employee benefit programs and other corporate purposes.

         If the amendment is approved by the stockholders, the Board of Directors does not intend to solicit further stockholder approval prior to the issuance of any additional shares of common stock, except as may be required by applicable law. Holders of our common stock as such have no statutory preemptive rights with respect to issuances of common stock.

         Approval to amend the Articles of Incorporation to increase the number of shares of common stock authorized for issuance requires, under the Nevada General Corporations Law ("NGCL") the affirmative vote of the holders of a majority of the outstanding shares of voting stock of the Company. The Company has no class of voting stock outstanding other than the common stock.

         Section 78.320 of the NGCL provides generally that, unless the Company's Articles of Incorporation provides otherwise, stockholders may take action without a meeting of stockholders and without prior notice if a consent or consents, setting forth in writing the action so taken, is signed by the holders of outstanding voting stock holding not less than the minimum number of votes that would be necessary to approve such action at a meeting of stockholders. Under the applicable provisions of the NGCL, the proposed amendment is authorized when written consents from holders of record of a majority of the outstanding shares of voting stock on the Record Date are signed and delivered to the Company. Withholding of consents, abstentions, and broker non-votes all have the effect of a vote against the proposed charter amendment.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL

       COMMON STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

    The following table sets forth certain information regarding the beneficial ownership of the Company's Common Stock as of March 4, 2004 by (a) each of the Company's directors and executive officers, (b) all of the Company's directors and executive officers as a group and (c) each person known by the Company to be the beneficial owner of more than five percent of its outstanding common stock.


-------------------------------------------------------------------------------------------------------------------
                                    Name and address                   Number of Shares          Percentage of
Title of class                      of beneficial owner                of Common Stock           Common Stock(1)
-------------------------------------------------------------------------------------------------------------------

Common Stock               Roland Becker                      36,640,000 shares                  25.66%

Common Stock               Directors and Officers             36,640,000                         25.66%
                           as a Group
-------------------------------------------------------------------------------------------------------------------




                             EXECUTIVE COMPENSATION

The following table sets forth certain information with respect to our highest paid officers and directors for our fiscal year ended December 31, 2003. No other compensation was paid to any such officer or directors other than the cash compensation set forth below.


-------------------------------------------------------------------------------------------------------------------
                           Annual Compensation                         Long-Term Compensation
                           --------------------------------------      --------------------------------------------
                                                              Awards                    Pay-Outs
                                                              ---------------------     ------------

                                            Other                         Securities              All
                                            Annual            Restricted  Under-                  Other
Name and                                    Compen-           Stock       lying                   Compen-
Principal                  Salary  Bonus    sation            Award(s)    Options/       LTIP     sation
Position           Year     ($)     ($)       ($)                          ($)           SARs(#)  Payouts ($)
-------------------------------------------------------------------------------------------------------------------
Roland Becker(1)   2003     -0-     -0-      -0-               -0-         -0-            -0-      -0-
                   2002     -0-     -0-      -0-               -0-         -0-            -0-      -0-
                   2001     -0-     -0-      -0-               -0-         -0-            -0-      -0-


(1) Chief Executive Officer, President, Secretary, Treasurer and Director

Our officers and directors do not hold any options or warrants to purchase shares of our common stock.

                      ADDITIONAL AND AVAILABLE INFORMATION

         The Company is subject to the informational filing requirements of the Exchange Act and, in accordance therewith, is required to file periodic reports, proxy statements and other information with the SEC relating to its business, financial condition and other matters. Such reports, proxy statements and other information can be inspected and copied at the public reference facility maintained by the SEC at 450 Fifth Street, N.W., Room 1024, and Washington, D.C. 20549. Information regarding the public reference facilities may be obtained from the SEC by telephoning 1-800-SEC-0330. Our filings are also available to the public on the SEC's website (http://www.sec.gov). Copies of such materials may also be obtained by mail from the Public Reference Section of the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549 at prescribed rates.

                       STATEMENT OF ADDITIONAL INFORMATION

         The Company's Annual Report on Form 10-KSB for the year ended December 31, 2002 and Quarterly Reports on Form 10-QSB's, for the quarters ended March 31, 2003, June 30, 2003 and September 30, 2003, have been incorporated herein by this reference.

         The Company will provide without charge to each person, including any beneficial owner of such person, to whom a copy of this Information Statement has been delivered, on written or oral request, a copy of any and all of the documents referred to above that have been or may be incorporated by reference herein other than exhibits to such documents (unless such exhibits are specifically incorporated by reference herein).

         All documents filed by the Company pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of this Information Statement shall be deemed to be incorporated by reference herein and to be a part hereof from the date of filing of such documents. Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Information Statement to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Information Statement.

                           COMPANY CONTACT INFORMATION

All inquiries regarding the Company should be addressed to Roland Becker, President and Chief Executive Officer, at the Company's principal executive offices:

                               MaxxZone.com, Inc.
                    1770 N. Green Valley Parkway, Suite 3214
                             Henderson, Nevada 89014
                                 (702) 616-7337

                                  MaxxZone.com
                                20435 Via Habana
                              Yorba Linda, CA 92887
                                 (714) 305-0966

                                     CONSENT

        THIS CONSENT IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                               MAXXZONE.COM, INC.

         The undersigned stockholder of maxxZone.com, Inc., a Nevada corporation (the "Company"), as of March ___, 2004, hereby consents, pursuant to Section
78.320 of the Nevada Corporation Law, with respect to all shares of common stock, par value $.001 per share, of the Company held by the undersigned, to the following action without a meeting, without prior notice and without a vote.


Proposal: To approve an amendment to the Company Articles of Incorporation to increase the number of shares of Common Stock authorized to be issued from 200,000,000 shares to 5,000,000,000 shares increase the number of shares of Preferred Stock authorized to be issued from 5,000,000 shares to 100,000,000 shares.


CONSENT _____                   WITHHELD _____                  ABSTAIN _____

If no space is marked above with respect to the proposal, the undersigned will deem to consent to such proposal.

PLEASE SIGN, DATE AND RETURN THIS CONSENT PROMPTLY, USING THE ENCLOSED ENVELOPE. JOINT OWNERS SHOULD EACH SIGN PERSONALLY. IF SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE INCLUDE YOUR FULL TITLE. CORPORATE CONSENTS MUST BE SIGNED BY AN AUTHORIZED OFFICER.

Date:  __________________, 2004 (Date is Mandatory for all Consents)



------------------------------------------
(Printed Name of Stockholder)



-----------------------------------------
(Signature of Stockholder)



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(Signature of Stockholder, if held jointly)